SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 23, 2002

(Date of Earliest Event Reported)

PROVECTUS PHARMACEUTICALS, INC.

(FORMERLY KNOWN AS Zamage Digital Imaging, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Nevada	83-0233011
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer ID No.)

0-9410

(Commission File No.)

7327 Oak Ridge Highway Suite B, Knoxville, TN 37931

(Address of Principal Executive Offices)

865-769-4011

(Issuer's Telephone Number, including Area Code)

Item 1. Changes in Control of Registrant.

None; not applicable.

Item 2. Acquisition or Disposition of Assets.

None; not applicable.

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

None; not applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial Statements as of April 23, 2002 for Provectus Pharmaceuticals, Inc. of Tennessee are filed as a part of the Consolidated Pro Forma Financial Statements after the signature page.

(b) Pro Forma Financial Information.

Consolidated Pro Forma Financial Statements as of March 31, 2002 are filed after the signature page.

(c) Exhibits.

No exhibits are filed.

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVECTUS PHARMACEUTICALS, INC.

Date: 5/28/2002 By: /s/ H. Craig Dees

H. Craig Dees

Chief Executive Officer

Provectus Pharmaceuticals, Inc., and Subsidiary

DBA

Provectus of Tennessee

Pro forma Consolidated Financial Statements

March 31, 2002

Provectus Pharmaceuticals, Inc., and Subsidiary

Pro forma Consolidated Balance Sheet

March 31,
2002
Assets
Current Assets
Cash	$ 802
______
Total Assets	$ 802
=====
Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	$ 2,100
Accounts Payable - Related	1,544
_______
Total Current Liabilities	3,644
Stockholders' Equity
Common Stock 100,000,000 Shares Authorized at $.001 Par Value; 8,645,128 Shares Issued and Outstanding	8,645
Capital in Excess of Par Value	29,735
Retained (Deficit)	(41,222)
________
Total Stockholders' Equity	(2,842)
________
Total Liabilities and Stockholders' Equity	$ 802
======

Provectus Pharmaceuticals, Inc., and Subsidiary

Pro forma Consolidated Statements of Operations

March 31,
2001
Revenue
Sales	$ -
______
Expenses
General and Administrative	47,868
______
Loss from Operations	(47,868)
______
Other Income (Expenses)
Interest Income	52
______
Total Other Income (Expenses)	52
______
Net Income (Loss)	$ (47,816)
======
Income (Loss) Per Share	($0.00)
======
Average Outstanding Shares	8,645,128

Provectus Pharmaceuticals, Inc., and Subsidiary

Notes to the Pro forma Consolidated Financial Statements

NOTE 1 - Organization

Provectus Pharmaceutical, Inc., was incorporated on May 1, 1978, under the laws of the state of Colorado. In 1991, Provectus Pharmaceutical, Inc., ceased operations and was considered to be a development stage company effective January 1, 1992. On April 3, 2002, the Company changed its domicile through the formation and merger with a subsidiary in Nevada. The Company also changed its par value from no par value to $.001 per share. The Company has authority to issue 100,000,000 shares of common stock.

The Company has yet to fully develop any material income from its stated primary objective and it is classified as a development stage company. All income, expenses, cash flows and stock transactions are reported since the beginning of development stage.

NOTE 2 - Significant Accounting Policies

A. The Company uses the accrual method of accounting.

B. Revenues and directly related expenses are recognized in the period when the goods are shipped to the customer.

C. The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D. Basic Earnings Per Shares are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted Earnings Per Share shall be computed by including contingently issuable shares with the weighted average shares outstanding during the period. When inclusion of the contingently issuable shares would have an antidilutive effect upon earnings per share no diluted earnings per share shall be presented.

E. Inventories: Inventories are stated at the lower of cost, determined by the FIFO method or market.

F. Depreciation: The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets for the estimated lives of the assets. Depreciation and amortization is computed on the straight line method.

G. Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 3 - INCOME TAXES

The Company has adopted Statements of Financial Accounting Standards No., 109, "Accounting for Income Taxes". The Company had net operating losses of approximately $5,800,000 which expire through 2007. In 2000, there was a significant change in control of the ownership of the Company which will prohibit the use of net operating losses sustained by the Company in prior years.

Provectus Pharmaceuticals, Inc., and Subsidiary

Notes to the Pro forma Consolidated Financial Statements

NOTE 4 - Stockholders' Equity

During the year, the Company issued 1,000,000 shares of common to an officer for services performed on behalf of the Company. The cost of the services has been charged to operations and additional paid-in capital has been increased by $9,000, representing the excess of the cost of the services over the par value of the common stock issued.

On November 15, 2001, the Company entered into an Agreement and Plan of Reorganization with Zamage Digital Imaging, Inc., a Delaware Corporation. The Company issued 22,212,614 shares of its common stock in exchange for 100 percent of the stock of Zamage Digital Imaging, Inc., pursuant to the acquisition.

On November 15, 2001, the Company issued 2,327,000 shares of its common stock for services rendered pursuant to an S-8 Registration Statement at $.05 per share. Accordingly $114,023 has been charged to additional paid-in capital.

On March 29, 2001, an Agreement and Rescinding and Terminating Merger, Release and Indemnification ("Recission Agreement") was signed by the Company and Zamage, rescinding the Agreement and Plan of Reorganization approved in November 2001 shareholders' meeting. The Company is in the process of executing the Rescission Agreement and returning the Company back to the status it was immediately prior to November 15, 2001. Pursuant to the Rescission Agreement 22,212,614 shares of common stock will be canceled.

During the three months ended March 31, 2002; 6,593,587 shares were issued by the officers and directors of Zamage, for services performed on behalf of the Company. These shares have been issued at par value of $.001 or $6,594.

NOTE 5 - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the company as a going concern. However, the Company has sustained substantial operating losses in recent years. In addition, the Company currently has no assets or operations from which it can provide working capital. Under new management in 2001, the Company seeks to acquire or merge with an operating entity that can provide capital and managerial leadership to enable it to continue in existence.

Supplementary Schedules

Pro forma Consolidated Financial Statements

For the Period Ended

March 31, 2002

Provectus Pharmaceuticals, Inc., and Subsidiary

Pro forma Consolidated Balance Sheet

March 31, 2002

	Provectus	Provectus Tennessee	Adjustments	Total
	03/31/02	04/23/02
Assets
Current Assets
Cash	$ -	$ 802		$ 802
	_________	_________	_________	_________
Total Assets	$ -	$ 802		$ 802
	========	========	========	========
Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	$ 1,544	$ -		$ 1,544
Accounts Payable - Related	2,100	-		2,100
	_________	_________	_________	_________
Total	3,644	-		3,644
	_________	_________	_________	_________
Stockholders' Equity
Common Stock	32,313	4,007	(27,675){a}	8,645
Additional Paid-in Capital	5,719,617	20,993	(5,710,875){a}	29,375
Retained Deficit	(5,755,574)	(24,198)	5,738,550 {a}	(41,222)
	_________	_________	_________	_________
Total Stockholders' Equity	(3,644)	802		(2,842)
	_________	_________	_________	_________
Total Liabilities & Stockholders' Equity	$ -	$ 802		$ 802
	========	========	========	========
{a} The adjustments to common stock, paid-in capital, and accumulated deficit is a result of the Provectus Acquisition and offerings are as follows:
Common Stock:
Balance, Post 1:300 reverse stock split			$ 4,260
Elimination of Subsidiaries Stock			(4,007)
Issuance for acquisition			6,680
Common Stock for Services			1,724
Cancellation of Zamage Shares			(12)
			_________
			$ 8,645
			========
Paid in Capital:
Balance, post 1:300 reverse stock split			$ 5,772,670
Elimination of Subsidiary paid-in capital			(20,993)
Elimination of Parent Accumulated deficit			(5,730,574)
Issuance of Stock for Acquisition			(6,680)
Issuance of Stock for Services			15,312
			_________
			$ 29,735
			========
Accumulated Deficit:
Balance, post 1:300 reverse Stock Split			$(5,779,772)
Elimination of Parent accumulated deficit			5,755,574
Expenses related to acquisition			(17,024)
			_________
			$ (41,222)
			========

Provectus Pharmaceuticals, Inc., and Subsidiary

Proforma Consolidated Statement of Operations

For the Three Months Ended March 31, 2002

	Provectus	Provectus Tennessee	Adjustments	Total
	03/31/02	04/23/02

Revenues	$ -	$ -		$ -
	_________	_________		_________
Expenses
General & Administrative	6,594	24,250	17,024	47,868
	_________	_________	_________	_________
Total Expenses	6,594	24,250	17,024	47,868
	_________	_________	_________	_________
Loss from Operations	(6,594)	(24,250)	(17,024)	(47,868)
	_________	_________	_________	_________
Other Income (Expenses)
Interest Income	-	52		52
Interest Expense	-	-		-
	_________	_________	_________	_________
Total Other Income (Expense)	-	52		52
	_________	_________	_________	_________
Net (Loss) Income	$ (6,594)	$ (24,198)	$ (17,024)	$ (47,816)
	========	========	========	========

Provectus Pharmaceuticals, Inc., and Subsidiary

Proforma Consolidated Financial Statements

Statement of Assumptions

1 - Basis of Presentation

The Unaudited Pro Forma Combined Balance Sheet of the Company as of March 31, 2002 and the Statement of Operations of the Company for the period ended March 31, 2002 have been prepared to illustrate the estimated effect of the combination of Provectus Pharmaceuticals, Inc., formerly SPM Group, Inc. ("Parent") and Provectus Pharmaceuticals, Inc. of Tennessee ("Subsidiary"). The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of the individual companies, the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere.

2 - Acquisition

On April 15, 2002, the Company effected a one for three hundred (1 for 300) reverse stock split. No shareholders were reversed below 100 shares. Shareholders with 100 shares or less, prior to the reverse, were not affected.

On April 23, 2002, the Company entered into an Agreement and Plan of Reorganization with Provectus Pharmaceuticals, Inc., (a Tennessee corporation). As such, 6,680,000 post-split shares of common stock were issued in exchange for all of the issued and outstanding shares of the Tennessee corporation.

On April 23, 2002, 800,000 post-split shares of common stock were issued, at $0.01 per share, for consideration pursuant to the Agreement and Plan of Reorganization.

On April 23, 2002, the Company issued 900,000 post-split shares of its common stock for services rendered pursuant to an S-8 Registration Statement at $.01 per share.